LIQUIDITY MATTERS (Details) - USD ($)	1 Months Ended	12 Months Ended
	Mar. 17, 2021	Dec. 31, 2020	Mar. 09, 2021	Dec. 31, 2019
Net loss		$ (27,629,575)		$ (22,185,031)
Cash		94,703
Received net proceeds		1,788,500
Original issue discount		255,500
Principal amount		$ 2,044,000
Rate of interest		10.00%
Maturity date		Feb. 16, 2022
Subsequent Event [Member]
Warrants Shares			44,074,285
Exercise price			$ 0.05
Gross proceeds			$ 2,203,714
Agreement, description	We entered into Securities Purchase Agreements (the "SPAs") with several institutional investors, pursuant to which we sold to the Investors in a private placement (i) 30,333,334 shares of our common stock (the "Shares") and (ii) warrants (the "Warrants") to purchase up to an aggregate of 15,166,667 shares of our common stock for gross proceeds of approximately $4,550,000. The combined purchase price for one share of common stock and associated Warrant was $0.15.